WHITNEY HOLDING CORPORATION
228 ST. CHARLES AVENUE
NEW ORLEANS, LA  70130
www.whitneybank.com

NEWS RELEASE

CONTACT:	Thomas L. Callicutt, Jr., CFO	FOR IMMEDIATE RELEASE
	Trisha Voltz Carlson, Investor Relations	April 21, 2011
504/299-5208
tcarlson@whitneybank.com

WHITNEY REPORTS FIRST QUARTER 2011 PROFIT

New Orleans, Louisiana.  Whitney Holding Corporation (NASDAQ—WTNY) (the “Company” or “Whitney”) reported net income of $17.2 million for the first quarter of 2011, compared to net losses of $88.5 million and $6.3 million in the fourth and first quarters of 2010, respectively.  Including the $4.1 million dividend paid each quarter to the U.S. Treasury on the preferred stock issued under TARP, earnings per diluted common share for the first quarter of 2011 was $.13 compared to losses per common share of $.96 and $.11 for the fourth and first quarters of 2010, respectively.
During the first quarter of 2011, Whitney recovered $5.8 million on a charge-off related to Hurricane Katrina taken in 2006.  Based on its current assessment of the impact of the BP oil spill on the Company’s loan customers in the first quarter of 2011, management reversed the $5.0 million allowance established in the second quarter of 2010 to cover estimated losses from this event.
“Late last year, the Company announced an expected return to core operating profitability in the first quarter of 2011”, said John C. Hope, III, Chairman and CEO.  “I am proud of the continued hard work and dedication of our employees that allowed us to meet those expectations, even without the noncore items relating to Hurricane Katrina and the BP oil spill.”
In the fourth quarter of 2010, Whitney reclassified $303 million of problem loans as held for sale and recognized charge-offs of $139 million to record these loans at the lower of cost or fair value.  The reclassification had a direct impact of approximately $112 million on the Company’s

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provision for loan losses for the fourth quarter of 2010, reflecting the cost associated with aggressively dealing with problem credits through note sales versus individual resolutions.  The carrying value of these problem loans at December 31, 2010 was $158 million.  In the first quarter of 2011, Whitney sold approximately $95 million in carrying value of nonperforming loans held for sale, including the previously announced $83 million bulk sale completed in January 2011.
On December 21, 2010, Whitney entered into a definitive agreement with Hancock Holding Company ("Hancock"), headquartered in Gulfport, Mississippi, for the Company to merge with and into Hancock.  The transaction is expected to be completed in the second quarter of 2011, subject to customary closing conditions and shareholder and regulatory approval.

HIGHLIGHTS OF FIRST QUARTER FINANCIAL RESULTS
Loans and Earning Assets
Total loans at the end of the first quarter of 2011 were $7.0 billion, down $241 million, or 3%, from December 31, 2010.  The linked-quarter decline included $16.1 million in gross charge-offs and approximately $5.5 million in foreclosures.  The remaining decrease reflected payoffs and paydowns during the quarter, including some larger oil and gas credits, several commercial real estate credits in Louisiana, Alabama and Texas and certain commercial and industrial (C&I) customers with seasonal borrowing patterns.  Overall demand for credit remained limited during the first quarter.
Average loans for the first quarter of 2011 totaled $7.1 billion, down $508 million, or 7%, compared to the fourth quarter of 2010.  The decline in average loans held for investment reflected in part a full quarter’s impact of the reclassification of problem loans as held for sale late in the fourth quarter of 2010.
Average earning assets of $10.2 billion in the first quarter of 2011 were down $244 million, or 2%, from the fourth quarter of 2010, including the impact of the bulk sale of problem loans in January 2011 and the significant charge-offs taken in the fourth quarter of 2010 on the loans reclassified as held for sale.
Deposits and Funding
Average deposits in the first quarter of 2011 were $9.2 billion, up $122 million, or 1%, from the fourth quarter of 2010.  Total period-end deposits at March 31, 2011 of $9.2 billion were down $222 million, or 2%, compared to December 31, 2010.  Deposits at year-end 2010 included seasonal public funds and year-end deposits of certain commercial relationships.

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Average and period-end noninterest-bearing deposits totaled $3.5 billion and $3.6 billion, respectively, in the first quarter of 2011, up 5% and 3%, respectively, compared to the fourth quarter of 2010.  Noninterest-bearing demand deposits comprised 38% of total average deposits for the first quarter of 2011 and funded approximately 34% of average earning assets.  The percentage of earning assets funded by all noninterest-bearing sources totaled 37% for the first quarter of 2011.
Net Interest Income
Net interest income (TE) for the first quarter of 2011 was $101 million, down $4.3 million, or 4%, from the fourth quarter of 2010, with fewer days in the current period accounting for approximately $1.6 million of the decrease.  Average earning assets decreased 2% linked-quarter, while the net interest margin (TE) was basically stable, declining only 1 basis point to 3.98%.  The stability of the margin reflected a continued unfavorable shift in the mix of earning assets and decline in investment portfolio yields, offset by a favorable shift in funding sources, further reductions in deposit rates and a decrease in nonaccrual loans included in earning asset totals.
Provision for Credit Losses and Credit Quality
As noted earlier, a significant portion of the nonperforming loan portfolio was reclassified as held for sale with significant charge-offs during the fourth quarter of 2010.  These loans consisted primarily of the type of real estate-related credits from certain Whitney market areas that have been the main driver of the provision for loan losses over the past two years.  These actions, the previously-mentioned large recovery on a Hurricane Katrina related charge-off and the reversal of the BP oil spill loss allowance in the first quarter of 2011 are reflected in management’s evaluation of the adequacy of the allowance for credit losses and decision to make no provision for credit losses in the current period.  Whitney provided $148.5 million for credit losses in the fourth quarter of 2010 and $37.5 million in the first quarter of 2010.  As noted earlier, the majority of the fourth quarter’s provision, $112 million, was a reflection of the impact of the reclassification of problem loans as held for sale.
Classified loans, excluding loans held for sale, increased $18 million, net, during the first quarter, and totaled $878 million at March 31, 2011.  During the first quarter, classified loans from Whitney’s Texas market declined, mainly in commercial real estate credits.  Classified C&I loans increased in total, mainly in Louisiana.  Overall, there continued to be no significant industry concentrations in the classified total.  Management continues to believe that the current portfolio of classified loans has lower loss potential compared to the level of losses that has been recognized on loans impacted by the significant real estate market issues in Florida.

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Nonperforming loans totaled $239 million at March 31, 2011, a net decrease of $60 million from year-end 2010.  Included in the total are $57 million of nonaccrual loans held for sale and $7 million for restructured problem loans that are accruing.  Whitney’s Louisiana market accounted for $80 million of the $174 million total nonaccrual loans held for investment at March 31, 2011, with another $43 million from Florida, $27 million from Texas and $24 million from Alabama/Mississippi.  Foreclosed assets totaled $78 million at March 31, 2011, down $10 million from year-end 2010.
Net loan charge-offs in the first quarter of 2011 were $2.7 million, or .15% of average loans on an annualized basis, compared to $155.4 million, or 8.14%, of average loans in the fourth quarter of 2010.  Approximately half of the $16 million in gross charge-offs in the first quarter of 2011 were from Whitney’s Florida markets.  Approximately $90 million of the gross charge-offs in the fourth quarter were related to loans included in the bulk sale, $49 million were charge-offs on additional loans transferred to held for sale and approximately $23 million were charge-offs on the remaining loan portfolio.
The allowance for loan losses represented 3.06% of total loans held for investment at March 31, 2011, compared to 3.00% at December 31, 2010 and 2.77% at March 31, 2010.
Noninterest Income
Noninterest income for the first quarter of 2011 totaled $30.4 million, a decrease of $1.4 million, or 4%, from the fourth quarter of 2010.
Certain recurring sources of income showed seasonal declines in the first quarter of 2011.  Secondary mortgage market income was down $1.4 million on lower production levels related in part to less refinancing activity compared to prior periods.
Other noninterest income increased $.8 million.  The first quarter of 2011 included $1.7 million of gains on sales of grandfathered assets and other revenue from these assets.  The fourth quarter of 2010 included a $.6 million distribution from an investment in a local small business investment company and $.3 million from sales of grandfathered assets.
Noninterest Expense
Total noninterest expense of $108.1 million for the first quarter of 2011 was down $22.2 million from the fourth quarter of 2010.  Expenses associated with the pending merger with Hancock totaled $1.2 million in the first quarter of 2011 and $4.1 million in the fourth quarter of 2010.

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Loan collection costs, together with foreclosed asset management expenses, provisions for valuation losses on foreclosed assets and legal fees associated with problem credits totaled $8.8 million in the first quarter of 2011, down $11.7 million from the fourth quarter of 2010.  As noted previously, problem loan resolution expenses were expected to be lower as the Company disposed of the loans held for sale.
Legal and professional fees, excluding those associated with problem credits, declined $1.7 million to a total of $5.3 million for the first quarter of 2011.  This decrease was related mainly to costs associated with Whitney’s major technology upgrade project which has been suspended in anticipation of the merger with Hancock.  Costs associated with regulatory matters totaled approximately $2.5 million for the first quarter of 2011.
Other noninterest expense decreased $4.4 million compared to the fourth quarter of 2010, including a reduction of approximately $1.0 million in training expenses related to the technology upgrade project.
Capital
The Company’s tangible common equity ratio was 7.22% at March 31, 2011, up from 6.90% at December 31, 2010.  The Company’s leverage ratio at March 31, 2011 was 9.09% compared to 8.69% at December 31, 2010.  Both the Company and Whitney National Bank remain in compliance with all regulatory capital requirements.

This earnings release, including additional financial tables and supplemental slides related to first quarter results, is posted in the Investor Relations section of the Company's website at http://investor.whitneybank.com/releases.cfm?ReleasesType=Earnings&Year=2011.

Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

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Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934,

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as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions.  Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future.  The forward-looking statements made in this release include, but may not be limited to, expectations regarding credit quality metrics in the loan portfolio and specific industry and geographic segments within the loan portfolio, future profitability, the timing and strength of the economic recovery, the loss potential for currently classified credits, the overall capital strength of Whitney, its ability to dispose of, and the expense of disposing of, problem assets, the timing or actual results of such disposal on Whitney’s operations and the timing, completion and long-term success of the Hancock Holding Company/Whitney transaction.
Whitney’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.  Although Whitney believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause Whitney’s or the combined company’s actual results to differ from those expressed in Whitney’s forward-looking statements include, but are not limited to, those risk factors outlined in Whitney’s and Hancock’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov), as well as the following factors, among others: the possibility that the proposed Hancock/Whitney transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; the anticipated benefits from the proposed transaction such as it being accretive to earnings, expanding our geographic presence and synergies are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations (including changes to capital requirements) and their enforcement, and the degree of competition in the geographic and business areas in which the companies operate; the ability to promptly and effectively integrate the businesses of Whitney and Hancock; reputational risks and the reaction of the companies’ customers to the transaction; and diversion of management time on merger-related issues.
You are cautioned not to place undue reliance on these forward-looking statements.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

ADDITIONAL INFORMATION ABOUT THE HANCOCK HOLDING COMPANY/WHITNEY HOLDING CORPORATION TRANSACTION

In connection with the proposed merger, Whitney filed a definitive proxy statement with the Securities and Exchange Commission (SEC) on April 4, 2011, which was included in the registration statement on Form S-4, as amended, filed by Hancock with the SEC on March 31, 2011 (Registration No. 333-171882).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN

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CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THOSE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION.

Free copies of the proxy statement, as well as other documents relating to this transaction that Whitney and/or Hancock file with the SEC, are and will be available at:

•	The SEC's website at www.sec.gov.
•	Whitney's website at www.whitneybank.com, in the Investor Relations section and then under the “SEC Filings” heading.
•	Hancock's website at www.hancockbank.com, in the Investor Relations section and then under the “SEC Filings” heading.

In addition, documents filed with the SEC by Hancock will be available free of charge from Paul D. Guichet, Investor Relations at (228) 563-6559.  Documents filed with the SEC by Whitney will be available free of charge from Whitney by contacting Trisha Voltz Carlson, Investor Relations at (504) 299-5208.

Under SEC rules, the directors, executive officers, other members of management, and employees of Whitney and Hancock may be deemed to be participants in the solicitation of proxies of Whitney's shareholders in connection with the proposed merger. Information regarding the persons who may be considered participants under SEC rules in the solicitation of shareholders in connection with the merger is contained in the proxy statement. Information about Whitney's executive officers and directors is in its Form 10-K/A filed with the SEC on April 18, 2011.  Information about Hancock's executive officers and directors is in its Form 10-K filed with the SEC on February 28, 2011. Free copies of these documents are available on the websites listed above.

(WTNY-E)

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY HIGHLIGHTS
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2011	2010	2010	2010	2010

INCOME DATA
Net interest income	$99,872	$104,101	$104,246	$105,869	$106,629
Net interest income (tax-equivalent)	100,868	105,166	105,186	106,810	107,584
Provision for credit losses	-	148,500	70,000	59,000	37,500
Noninterest income	30,438	31,847	28,651	31,761	28,247
Net securities gains in noninterest income	-	-	-	-	-
Noninterest expense	108,128	130,358	113,118	110,147	109,706
Net income (loss)	17,155	(88,489)	(29,004)	(17,993)	(6,280)
Net income (loss) to common shareholders	13,088	(92,556)	(33,071)	(22,060)	(10,347)

QUARTER-END BALANCE SHEET DATA
Loans	$6,993,353	$7,234,726	$7,733,932	$7,979,371	$8,073,498
Investment securities	2,685,792	2,609,602	2,297,338	2,076,313	2,042,307
Earning assets	10,180,576	10,488,071	10,246,178	10,214,267	10,395,252
Total assets	11,496,074	11,798,779	11,517,194	11,416,761	11,580,806
Noninterest-bearing deposits	3,625,043	3,523,518	3,245,123	3,229,244	3,298,095
Total deposits	9,181,820	9,403,403	8,865,916	8,819,051	8,961,957
Shareholders' equity	1,538,613	1,524,334	1,638,661	1,674,166	1,676,240

AVERAGE BALANCE SHEET DATA
Loans	$7,130,806	$7,638,375	$7,881,160	$8,051,668	$8,210,283
Investment securities	2,672,697	2,344,312	2,115,549	2,021,359	2,008,095
Earning assets	10,237,174	10,481,277	10,331,541	10,314,161	10,482,211
Total assets	11,585,440	11,774,859	11,563,331	11,503,150	11,656,777
Noninterest-bearing deposits	3,519,240	3,354,893	3,224,881	3,255,019	3,260,794
Total deposits	9,200,238	9,078,371	8,884,439	8,895,731	9,026,703
Shareholders' equity	1,529,831	1,649,829	1,670,244	1,676,468	1,684,537

COMMON SHARE DATA
Earnings (loss) per share
Basic	$.13	$ ( .96)	$ ( .34)	$ ( .23)	$ ( .11)
Diluted	$.13	( .96)	( .34)	( .23)	( .11)
Cash dividends per share	$.01	$.01	$.01	$.01	$.01
Book value per share	$12.85	$12.71	$13.89	$14.29	$14.32
Tangible book value per share	$8.26	$8.11	$9.28	$9.65	$9.67
Trading data
High sales price	$14.50	$14.43	$10.04	$15.29	$14.53
Low sales price	12.47	7.84	7.04	9.25	9.05
End-of-period closing price	13.62	14.15	8.17	9.25	13.79
Trading volume	54,125,200	64,981,238	67,483,532	75,477,402	67,377,896

RATIOS
Return on average assets	.60%	(2.98)%	(1.00)%	(.63)%	(.22)%
Return on average common shareholders' equity	4.30	(27.13)	(9.55)	(6.41)	(3.02)
Net interest margin (TE)	3.98	3.99	4.05	4.15	4.15
Average loans to average deposits	77.51	84.14	88.71	90.51	90.96
Efficiency ratio	82.35	95.14	84.52	79.49	80.77
Annualized expenses to average assets	3.73	4.43	3.91	3.83	3.76
Allowance for loan losses to loans	3.06	3.00	2.89	2.88	2.77
Annualized net charge-offs to average loans	.15	8.14	3.89	2.65	1.81
Nonperforming assets to loans (including nonaccrual
loans held for sale) plus foreclosed assets
and surplus property	4.45	5.16	6.64	6.73	6.12
Average shareholders' equity to average total assets	13.20	14.01	14.44	14.57	14.45
Tangible common equity to tangible assets	7.22	6.90	8.10	8.49	8.38
Leverage ratio	9.09	8.69	10.09	10.48	10.61
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands)	2011	2010	2010	2010	2010
ASSETS
EARNING ASSETS
Loans	$7,130,806	$7,638,375	$7,881,160	$8,051,668	$8,210,283
Investment securities
Securities available for sale	2,001,587	2,047,483	1,957,481	1,858,996	1,838,179
Securities held to maturity	671,110	296,829	158,068	162,363	169,916
Total investment securities	2,672,697	2,344,312	2,115,549	2,021,359	2,008,095
Federal funds sold and short-term investments	337,452	447,555	296,485	213,031	243,123
Loans held for sale	96,219	51,035	38,347	28,103	20,710
Total earning assets	10,237,174	10,481,277	10,331,541	10,314,161	10,482,211
NONEARNING ASSETS
Goodwill and other intangible assets	444,113	445,095	446,308	447,596	449,009
Accrued interest receivable	31,868	32,798	32,764	34,791	36,086
Other assets	1,092,371	1,044,410	983,823	941,391	925,851
Allowance for loan losses	(220,086)	(228,721)	(231,105)	(234,789)	(236,380)

Total assets	$11,585,440	$11,774,859	$11,563,331	$11,503,150	$11,656,777

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,208,317	$1,163,000	$1,128,756	$1,148,590	$1,247,118
Money market investment deposits	1,823,639	1,834,234	1,811,326	1,765,839	1,794,820
Savings deposits	916,749	887,331	865,229	868,829	849,006
Other time deposits	673,057	703,277	716,245	728,121	781,806
Time deposits $100,000 and over	1,059,236	1,135,636	1,138,002	1,129,333	1,093,159
Total interest-bearing deposits	5,680,998	5,723,478	5,659,558	5,640,712	5,765,909

Short-term borrowings	531,037	732,669	707,892	624,931	644,838
Long-term debt	219,596	218,499	199,731	199,751	199,711
Total interest-bearing liabilities	6,431,631	6,674,646	6,567,181	6,465,394	6,610,458
NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,519,240	3,354,893	3,224,881	3,255,019	3,260,794
Accrued interest payable	10,073	8,835	11,543	8,910	12,554
Other liabilities	94,665	86,656	89,482	97,359	88,434
Total liabilities	10,055,609	10,125,030	9,893,087	9,826,682	9,972,240
SHAREHOLDERS' EQUITY
Preferred	296,404	296,088	295,770	295,454	295,140
Common	1,233,427	1,353,741	1,374,474	1,381,014	1,389,397
Total shareholders' equity	1,529,831	1,649,829	1,670,244	1,676,468	1,684,537

Total liabilities and shareholders' equity	$11,585,440	$11,774,859	$11,563,331	$11,503,150	$11,656,777

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,805,543	$3,806,631	$3,764,360	$3,848,767	$3,871,753

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	March 31	December 31	September 30	June 30	March 31
(dollars in thousands)	2011	2010	2010	2010	2010
ASSETS
Cash and due from financial institutions	$264,233	$210,368	$244,331	$200,075	$198,912
Federal funds sold and short-term investments	432,432	445,392	165,746	130,113	256,505
Loans held for sale	68,999	198,351	49,162	28,470	22,942
Investment securities
Securities available for sale	2,008,911	1,968,245	2,140,882	1,915,587	1,877,653
Securities held to maturity	676,881	641,357	156,456	160,726	164,654
Total investment securities	2,685,792	2,609,602	2,297,338	2,076,313	2,042,307
Loans	6,993,353	7,234,726	7,733,932	7,979,371	8,073,498
Allowance for loan losses	(214,186)	(216,843)	(223,254)	(229,884)	(223,890)
Net loans	6,779,167	7,017,883	7,510,678	7,749,487	7,849,608
Bank premises and equipment	232,591	232,475	228,696	227,620	226,105
Goodwill	435,678	435,678	435,678	435,678	435,678
Other intangible assets	7,976	8,922	10,009	11,284	12,621
Accrued interest receivable	29,022	29,078	30,161	29,783	33,277
Other assets	560,184	611,030	545,395	527,938	502,851
Total assets	$11,496,074	$11,798,779	$11,517,194	$11,416,761	$11,580,806

LIABILITIES
Noninterest-bearing demand deposits	$3,625,043	$3,523,518	$3,245,123	$3,229,244	$3,298,095
Interest-bearing deposits	5,556,777	5,879,885	5,620,793	5,589,807	5,663,862
Total deposits	9,181,820	9,403,403	8,865,916	8,819,051	8,961,957
Short-term borrowings	468,628	543,492	681,152	599,106	610,344
Long-term debt	219,612	219,571	199,755	199,764	199,722
Accrued interest payable	10,372	9,722	11,600	9,794	12,598
Other liabilities	77,029	98,257	120,110	114,880	119,945
Total liabilities	9,957,461	10,274,445	9,878,533	9,742,595	9,904,566
SHAREHOLDERS' EQUITY
Preferred stock	296,559	296,242	295,925	295,608	295,291
Common stock	2,800	2,800	2,800	2,800	2,800
Capital surplus	621,803	620,547	618,475	620,111	618,392
Retained earnings	640,654	628,546	722,081	756,127	779,158
Accumulated other comprehensive income (loss)	(10,506)	(11,104)	12,077	12,217	(6,704)
Treasury stock at cost	(12,697)	(12,697)	(12,697)	(12,697)	(12,697)
Total shareholders' equity	1,538,613	1,524,334	1,638,661	1,674,166	1,676,240
Total liabilities and shareholders' equity	$11,496,074	$11,798,779	$11,517,194	$11,416,761	$11,580,806

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2011	2010	2010	2010	2010
INTEREST INCOME
Interest and fees on loans	$86,446	$95,379	$96,836	$98,778	$100,130
Interest and dividends on investments	22,886	20,473	20,002	20,076	20,502
Interest on federal funds sold and
short-term investments	233	302	195	157	179
Total interest income	109,565	116,154	117,033	119,011	120,811
INTEREST EXPENSE
Interest on deposits	6,759	9,071	9,998	10,398	11,420
Interest on short-term borrowings	173	273	294	255	276
Interest on long-term debt	2,761	2,709	2,495	2,489	2,486
Total interest expense	9,693	12,053	12,787	13,142	14,182
NET INTEREST INCOME	99,872	104,101	104,246	105,869	106,629
PROVISION FOR CREDIT LOSSES	-	148,500	70,000	59,000	37,500
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	99,872	(44,399)	34,246	46,869	69,129
NONINTEREST INCOME
Service charges on deposit accounts	7,962	8,568	8,208	8,662	8,482
Bank card fees	6,553	6,738	6,305	6,217	5,674
Trust service fees	3,055	3,080	2,804	3,076	2,908
Secondary mortgage market operations	1,882	3,317	2,600	2,050	1,882
Other noninterest income	10,986	10,144	8,734	11,756	9,301
Securities transactions	-	-	-	-	-
Total noninterest income	30,438	31,847	28,651	31,761	28,247
NONINTEREST EXPENSE
Employee compensation	40,930	43,171	40,277	40,719	39,044
Employee benefits	10,493	9,325	9,344	9,004	11,051
Total personnel	51,423	52,496	49,621	49,723	50,095
Net occupancy	9,424	9,685	9,922	9,706	9,945
Equipment and data processing	7,433	8,064	7,448	6,923	6,594
Legal and other professional services	7,140	9,986	9,643	9,329	5,232
Deposit insurance and regulatory fees	5,658	5,523	5,385	6,491	6,013
Telecommunication and postage	2,808	2,304	3,024	3,022	3,085
Corporate value and franchise taxes	1,404	1,439	1,720	1,588	1,698
Amortization of intangibles	946	1,087	1,275	1,337	1,495
Provision for valuation losses on foreclosed assets	5,631	14,189	4,372	3,479	3,088
Nonlegal loan collection and other foreclosed asset costs	1,329	3,342	4,150	2,560	3,173
Merger-related expense	1,166	4,086	-	-	-
Other noninterest expense	13,766	18,157	16,558	15,989	19,288
Total noninterest expense	108,128	130,358	113,118	110,147	109,706
Income (loss) before income taxes	22,182	(142,910)	(50,221)	(31,517)	(12,330)
Income tax expense	5,027	(54,421)	(21,217)	(13,524)	(6,050)
Net income (loss)	$17,155	$(88,489)	$(29,004)	$(17,993)	$(6,280)
Preferred stock dividends	4,067	4,067	4,067	4,067	4,067
Net income (loss) to common shareholders	$13,088	$(92,556)	$(33,071)	$(22,060)	$(10,347)

EARNINGS (LOSS) PER COMMON SHARE
Basic	$.13	$(.96)	$(.34)	$(.23)	$(.11)
Diluted	.13	(.96)	(.34)	(.23)	(.11)
WEIGHTED-AVERAGE COMMON
SHARES OUTSTANDING
Basic	96,728,115	96,724,267	96,707,562	96,538,261	96,534,425
Diluted	96,728,115	96,724,267	96,707,562	96,538,261	96,534,425
CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.01	$.01	$.01

12
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
	2011	2010	2010	2010	2010

EARNING ASSETS
Loans**	4.86%	4.94%	4.86%	4.91%	4.93%
Investment securities	3.54	3.64	3.94	4.15	4.26
Federal funds sold and short-term investments	.28	.27	.26	.30	.30
Total interest-earning assets	4.36%	4.45%	4.54%	4.66%	4.70%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.22%	.27%	.30%	.35%	.36%
Money market investment deposits	.36	.59	.69	.74	.82
Savings deposits	.09	.12	.15	.15	.15
Other time deposits	1.04	1.18	1.26	1.31	1.39
Time deposits $100,000 and over	.99	1.11	1.18	1.22	1.37
Total interest-bearing deposits	.48%	.63%	.70%	.74%	.80%

Short-term borrowings	.13	.15	.16	.16	.17
Long-term debt	5.03	4.96	5.00	4.98	4.98
Total interest-bearing liabilities	.61%	.72%	.77%	.81%	.87%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest-
bearing liabilities	3.75%	3.73%	3.77%	3.85%	3.83%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a
percentage of average earning assets	3.98%	3.99%	4.05%	4.15%	4.15%

COST OF FUNDS
Interest expense as a percentage of average interest-
bearing liabilities plus interest-free funds	.38%	.46%	.49%	.51%	.55%

* Based on a 35% tax rate.
** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

13
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands)	2011	2010	2010	2010	2010

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$216,843	$223,254	$229,884	$223,890	$223,671
Provision for credit losses	-	149,000	70,000	59,300	37,300
Loans charged off	(16,107)	(161,466)	(80,062)	(57,948)	(39,987)
Recoveries on loans previously charged off	13,450	6,055	3,432	4,642	2,906
Net loans charged off	(2,657)	(155,411)	(76,630)	(53,306)	(37,081)
Allowance at end of period	$214,186	$216,843	$223,254	$229,884	$223,890

Allowance for loan losses to loans	3.06%	3.00%	2.89%	2.88%	2.77%

Annualized net charge-offs to average loans	.15	8.14	3.89	2.65	1.81

Annualized gross charge-offs to average loans	.90	8.46	4.06	2.88	1.95

Recoveries to gross charge-offs	83.50	3.75	4.29	8.01	7.27

RESERVE FOR LOSSES ON
UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$1,600	$2,100	$2,100	$2,400	$2,200
Provision for credit losses	-	(500)	-	(300)	200
Reserve at end of period	$1,600	$1,600	$2,100	$2,100	$2,400

	March 31	December 31	September 30	June 30	March 31
(dollars in thousands)	2011	2010	2010	2010	2010

NONPERFORMING ASSETS
Nonaccrual loans:
Held for investment	$174,484	$140,519	$428,012	$451,405	$436,680
Held for sale	57,218	158,044	-	-	-
Restructured loans accruing	7,330	-	-	-	-
Total nonperforming loans	239,032	298,563	428,012	451,405	436,680
Foreclosed assets and surplus property	78,155	87,696	91,770	91,506	60,879
Total nonperforming assets	$317,187	$386,259	$519,782	$542,911	$497,559
Loans 90 days past due still accruing	$10,235	$14,283	$28,518	$10,539	$17,591

Nonperforming assets to loans (including
nonaccrual loans held for sale) plus foreclosed
assets and surplus property	4.45%	5.16%	6.64%	6.73%	6.12%

Nonaccrual loans held for investment to loans
(excluding nonaccrual loans held for sale)	2.49	1.94	5.53	5.66	5.41

Allowance for loan losses to nonperforming loans
(excluding nonaccrual loans held for sale)	117.81	154.32	52.16	50.93	51.27

Loans 90 days past due still accruing to loans	.15	.20	.37	.13	.22

14
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL

LOAN PORTFOLIO AT QUARTER-END
		2011	2010
(dollars in millions)		March	December	September	June	March

Commercial & industrial		$2,644	$2,789	$2,846	$2,895	$2,869
Owner-occupied real estate		1,062	1,003	1,070	1,053	1,069
Total commercial & industrial		3,706	3,792	3,916	3,948	3,938
Construction, land & land development		879	946	1,175	1,396	1,479
Other commercial real estate		1,017	1,123	1,223	1,197	1,217
Total commercial real estate		1,896	2,069	2,398	2,593	2,696
Residential mortgage		979	953	994	1,007	1,015
Consumer		412	421	426	431	424
Total loans		$6,993	$7,235	$7,734	$7,979	$8,073

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT MARCH 31, 2011
				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial & industrial	$1,930	$382	$124	$208	$2,644	38%
Owner-occupied real estate	681	125	174	82	1,062	15%
Total commercial & industrial	2,611	507	298	290	3,706	53%
Construction, land & land development	295	312	157	115	879	13%
Other commercial real estate	552	120	219	126	1,017	14%
Total commercial real estate	847	432	376	241	1,896	27%
Residential mortgage	530	167	160	122	979	14%
Consumer	282	25	64	41	412	6%
Total loans	$4,270	$1,131	$898	$694	$6,993	100%
Percent of total	61%	16%	13%	10%	100%

CLASSIFIED LOANS AT MARCH 31, 2011
						Percent
						of loan
				Alabama/		category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial & industrial	$ 108	$ 64	$ 8	$ 35	$ 215	8%
Owner-occupied real estate	63	25	28	29	145	14%
Total commercial & industrial	171	89	36	64	360	10%
Construction, land & land development	47	144	56	31	278	32%
Other commercial real estate	38	28	40	29	135	13%
Total commercial real estate	85	172	96	60	413	22%
Residential mortgage	43	13	27	13	96	10%
Consumer	2	1	5	1	9	2%
Total loans	$ 301	$275	$164	$138	$ 878	13%
Percent of regional loan total	7%	24%	18%	20%	13%

1Q11 Supplemental Data
April 21, 2011

Loan mix

Other CRE
14%
Commercial &
industrial
38%
Construction,
land & land
development
13%
Residential
Mortgage
14%
Consumer
6%
Owner-occupied
RE
15%

AL/MS
10%
FL
13%
TX
16%
LA
61%

Total Loans: $7.0B

1Q11 Average Yield: 4.86%

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Commercial and Business Banking Focus
Note: Financial data as of March 31, 2011
Geographic Distribution
C&I
CRE

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Nonperforming Loans Held For Sale
Note: Financial data as of March 31, 2011
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Commercial & industrial	$ 1	$ 1	$ 1	$ --	$ 3
Owner-occupied real estate	10	1	3	3	17
CRE: Construction, land, land development	7	3	7	6	23
CRE - Other	3	1	3	--	7
Residential Mortgage	2	--	4	1	7
Consumer	--	--	--	--	--

Total	$ 23	$ 6	$ 18	$ 10	$ 57

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

CRE: Construction, Land & Land Development Loans
Note: Financial data as of March 31, 2011
Excludes loans held for sale
*Includes agricultural land.
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Residential construction	$ 61	$ 47	$ 24	$ 11	$ 143
Land & Lots:
Residential	96	13	53	36	198
Commercial	82	87	35	40	244
Retail	15	86	2	4	107
Office Buildings	4	6	17	1	28
Hotel/motel	--	--	15	--	15
Multifamily	1	51	--	--	52
Industrial/ warehouse	14	3	2	2	21
Other*	22	19	9	21	71
Total	$ 295	$ 312	$ 157	$ 115	$ 879

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

CRE: Other Commercial Real Estate Loans
Note: Financial data as of March 31, 2011
Excludes loans held for sale
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Retail	$ 199	$ 66	$ 62	$ 30	$ 357
Office Buildings	109	24	51	20	204
Hotel/motel	97	3	43	20	163
Multifamily	66	14	19	42	141
Industrial/ warehouse	62	11	29	10	112
Other	19	2	15	4	40
Total	$ 552	$ 120	$ 219	$ 126	$ 1,017

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

C&I: Oil & Gas Portfolio
• Oil and gas
 portfolio 9% of
 total loans
• Approximately
 $50 million in
 classified
• Nonaccruals
 total less than
 $1 million
Sector	$ Outstanding	% of Total
Exploration & Production	$217	34%
Drilling & pre-drilling	156	24%
Transportation	134	21%
Service & Supply	113	18%
Other	19	3%
Total	$639	100%
$s in millions
Note: Financial data as of March 31, 2011

400
350
300
250
200
150
100
50
0
LA
TX
FL
AL/MS
1Q10
2Q10
3Q10
4Q10
1Q11

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Classified Portfolio By Geography
Nonperforming loans are included in total classified portfolio
Excludes loans held for sale
Note: Financial data as of March 31, 2011

Construction, Land & Land Development Classified Loans
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Residential construction	$ 4	$ 4	$ 5	$ 1	$ 14	10%
Land & Lots:
Residential	17	4	25	11	57	29%
Commercial	20	60	13	4	97	40%
Retail	--	39	--	--	39	36%
Office Buildings	--	--	12	--	12	43%
Multifamily	--	23	--	--	23	44%
Other*	6	14	1	15	36	51%
Total	$ 47	$ 144	$ 56	$ 31	$ 278	32%
Note: Financial data as of March 31, 2011
Excludes loans held for sale
*Includes agricultural land.

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Other Commercial Real Estate Classified Loans
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Retail	$ 5	$ 18	$ 5	$ 7	$ 35	10%
Office Buildings	11	7	11	1	30	15%
Hotel/motel	3	3	7	--	13	8%
Multifamily	11	--	3	20	34	24%
Industrial/ warehouse	6	--	10	1	17	15%
Other	2	--	4	--	6	15%
Total	$ 38	$ 28	$ 40	$ 29	$ 135	13%
Note: Financial data as of March 31, 2011
Excludes loans held for sale

AL/MS
18%
LA
37%
FL
32%
TX
13%

AL/MS
14%
LA
46%
FL
25%
TX
15%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Geographic Distribution Of Allowance, Nonperforming Loans
Geographic distribution of allowance for loan losses
Geographic distribution of NPLs (held for investment)
Note: Financial data as of March 31, 2011
NPLs exclude nonaccrual loans held for sale and restructured loans accruing

13%
23%
17%
47%
LA FL AL/MS TX

- $16.1 million of gross charge-offs in 1Q11 on loans held for investment
  - $4 million from CRE credits (includes construction, land and lots)
  - $6 million from residential-related credits (includes construction, land, lots and multi-family)
  - $4 million from C&I credits
  - $2 million from consumer credits

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Charge-Offs On Loans
Gross Charge-offs by
Geography: 1Q11
Note: Financial data as of March 31, 2011

1Q11 Supplemental Data
April 21, 2011